SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:         July 25, 1997

ADVANTA Home Equity Loan Trust 1996-4

New York                    33-99510                    33-0736892

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                 Other Events

Information relating to the distributions to Certificate holders for the June, 1997 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1996-4
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1996 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                 Financial Statements, Exhibits

        Exhibit No.                     Exhibit

                     1. Monthly Report for the June, 1997 Monthly Period
                        relating to the Home Equity Loan Pass-Through Certificates Series 1996-4, Class A issued by the ADVANTA Home Equity Loan Trust 1996-4.


                                        EXHIBIT INDEX

Exhibit

   1.   Monthly Report for the June, 1997 Monthly
        Period relating to the Home Equity Loan Pass-Through
        Certificates, Series 1996-4, Class A issued by the
        ADVANTA Home Equity Loan Trust 1996-4.





                                        SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Home Equity Loan Trust 1996-4

BY:     ADVANTA Mortgage Corp., USA




BY:     /s/ William P. Garland
        William P. Garland
        Senior Vice President
        Loan Service Administration



July 31, 1997

                                        EXHIBIT 1


        ADVANTA Mortgage Loan Trust 1996-4

                   Statement to Certificateholders

        Original        Prior
        Face            Principal
Class   Value           Balance         Interest        Principal      Total
A-1       210,000,000.00  191,287,201.51         963,609    5,884,562.9      6,848,172.25
A-2       120,000,000.00  103,475,589.48         514,791    2,349,066.0      2,863,857.07
RS                                            1,234,309.                     1,234,309.73

Totals    330,000,000.00  294,762,790.99      2,712,710.    8,233,628.9    10,946,339.05

                                        Current         Pass-Through
        Realized        Deferred        Principal       Rates
Class   Losses          Interest        Balance         Current        Next
A-1                                       185,402,638.54      6.045000%       5.982500%
A-2                                       101,126,523.47      5.970000%       5.907500%
RS                                                            0.000000%       0.000000%

Totals                                    286,529,162.01

                        Prior                                                          Current
                        Principal                                                      Principal
Class   CUSIP           Balance         Interest        Principal      Total           Balance
A-1        00755WCP9          910.891436        4.588616      28.021728       32.610344     882.869707
A-2        00755WCQ7          862.296579        4.289926       19.57555       23.865476     842.721029
RS                                     0        3.740333              0        3.740333              0

Delinquency Advances made:                                                        833,626.27

Accrued Servicing Fee for the Current Pe           129,855.33
Plus additional Servicing Fees:                                 -
Less permitted reductions to Servicing F                        -
Total Servicing Fees due Master Servicer:                      129,855.33

Actual collected Servicing Fees for current period:                                92,354.29

Delinquent and Foreclosure Loan Information:
                                                        90+ Days       Loans           Loans
                        30-59           60-89           excldg f/c,REO in              in
                        Days            Days            & Bkrptcy      REO             Foreclosure
Group 1 Principal Balanc      7,781,385.      2,102,998.    1,048,535.0                    3,095,201.0
        % of Pool Balanc         3.9763%         1.0746%        0.5358%         0.0000%        1.5817%
        Number of Loans              144              40             23               0             58
        % of Loans               3.9702%         1.1028%        0.6341%         0.0000%        1.5991%
Group 2 Principal Balanc      3,735,068.      1,008,597.       909,411.                    1,426,424.6
        % of Pool Balanc         3.4672%         0.9363%        0.8442%         0.0000%        1.3241%
        Number of Loans               43              12             12               0             12
        % of Loans               4.0225%         1.1225%        1.1225%         0.0000%        1.1225%

Loans in Bankruptcy:                                    Group 1                 992,549.18
                                                        Group 2                 849,420.35
                                                        Total                1,841,969.53

Book Value of REO Property:                                                                    -

Scheduled Prin Bal of Loans as of the Prior Dist Date:  Group 1          201,577,201.51
                                                        Group 2          110,075,589.48
                                                        Total            311,652,790.99

Scheduled Prin Bal of Loans as of the Current Dist Date:Group 1          195,692,638.54
                                                        Group 2          107,726,523.47
                                                        Total            303,419,162.01

Substitution Amount:                                                                           -

Master Servicing Fee:                                                                          -

Insured Payments:                                                                              -

Certificate Insurer Premium Payment:                    Group 1                   16,222.73
                                                        Group 2                     8,848.57
                                                        Total                     25,071.30


Number of Loans as of the Current Distribution Date:    Group 1                    3722
                                                        Group 2                    1091
                                                        Total                      4813

Number of Loans as of the Next Distribution Date:       Group 1                    3627
                                                        Group 2                    1069
                                                        Total                      4696

Weighted Average Coupon as of the Current Distribution DGroup 1              11.271480%
                                                        Group 2              10.884449%
                                                        Both Groups          11.134781%

Weighted Average Coupon as of the Next Distribution DateGroup 1              11.252360%
                                                        Group 2              10.906953%
                                                        Both Groups          11.129726%

Weighted Average Net Coupon as of the Current Dist Date:Group 1              10.771480%
                                                        Group 2              10.384449%
                                                        Both Groups          10.634781%

Curtailments included in Current Distribution:          Group 1                                -
                                                        Group 2                                -
                                                        Total                                  -

Prepayments in Full/Unscheduled recoveries of Principal
        included in Current Distribution:               Group 1              5,272,014.99
                                                        Group 2              2,295,997.83
                                                        Total                7,568,012.82

SUBORDINATION TRACKING:
        Prior           Subordination                   Current        Specified
        Subordinated    Increase        Realized        Subordinated   Subordinated
        Amount          Amount          Losses          Amount         Amount
Group 1     10,290,000.0           23,66           23,66  10,290,000.00    10,290,000.00
Group 2       6,600,000.                                    6,600,000.0      6,600,000.00

Total       16,890,000.0           23,66           23,66  16,890,000.00    16,890,000.00

REALIZED LOSSES TRACKING:
                                        Recovered       Recovered
                        Realized        Delinquency     Servicing
                        Losses          Advances        Advances       Total
Group 1 Prior                                                                                  -
        Current                    23,66             7,5                          31,243.09
        Cumulative                 23,66             7,5                          31,243.09

Group 2 Prior                                                                                  -
        Current                                                                                -
        Cumulative                                                                             -

TOTAL AVAILABLE FUNDS:
        Current Interest Collected:                         2,020,693.97

        Principal Collected:                                7,889,162.73

        Insurance Proceeds Received:                                          -

        Net Liquidation Proceeds:                                80,298.83

        Delinquency Advances on Mortgage Interest:             833,626.27

        Purchase Proceeds:                                     240,500.00

        Substitution Amounts:                                                 -

        Trust Termination Proceeds:                                           -

        Investment Earnings on Certificate Account:                9,655.62

        Capitalized Interest Requirement:                                     -

        Pre-Funding Account:                                  N/A

        Sum of the Above Amounts:                                          11,073,937.42

LESS:

        Servicing Fees (including PPIS):                         92,354.29

        Dealer Reserve:                                                       -

        Trustee Fees:                                              2,597.11

        Insurance Premiums:                                      25,071.30

        Reimbursement of Delinquency Advances:                     7,575.67

        Reimbursements of Servicing Advances:                                 -

        Total Reductions to Available Funds Amount:                             127,598.37

        Total Available Funds:                                                           10,946,339.05